UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 5, 2023

GoDaddy Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36904		46-5769934
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

2155 E. GoDaddy Way	Tempe	Arizona	85284
(Address of Principal Executive Offices)			(Zip Code)
(480) 505-8800
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	GDDY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01    Entry into a Material Definitive Agreement
On May 5, 2023, Go Daddy Operating Company, LLC and GD Finance Co, LLC (each, a direct or indirect subsidiary of GoDaddy Inc. and together, the “Borrowers”) entered into a Seventh Amendment (the “Seventh Amendment”) in respect of the Second Amended and Restated Credit Agreement dated as of February 15, 2017 (as amended by Amendment No. 1, dated as of November 22, 2017, as further amended by the Joinder and Amendment Agreement dated as of June 4, 2019, as further amended by Amendment No. 3, dated as of October 3, 2019, as further amended by Joinder and Fourth Amendment Agreement, dated as of August 10, 2020, as further amended by the Fifth Amendment Agreement, dated as of March 8, 2021, as further amended by the Joinder and Sixth Amendment Agreement, dated as of November 10, 2022, and as further amended, restated, supplemented or otherwise modified, refinanced or replaced from time to time, the “Credit Agreement”) by and among the Borrowers, Desert Newco, LLC, the lenders or other financial institutions or entities from time to time party thereto, Royal Bank of Canada as the Administrative Agent, Collateral Agent, Swingline Lender and Letter of Credit Issuer. Terms used herein, but not otherwise defined herein are as defined in the Credit Agreement as amended by the Seventh Amendment.
The Seventh Amendment replaces, beginning with the first Interest Period commencing on or after July 1, 2023, the benchmark interest rate based on the London Interbank Offered Rate (“LIBOR”) (and related LIBOR-based mechanics) applicable to the Tranche B-4 Term Loans with a benchmark interest rate based on the forward-looking secured overnight financing rate (“Term SOFR”) (and related Term SOFR-based mechanics, including a credit spread adjustment of 0.11448% for an Interest Period of one-month’s duration, 0.26161% for an Interest Period of three-month’s duration, and 0.42826% for an Interest Period of six-months’ duration). Except as amended by the Seventh Amendment, the remaining terms of the Credit Agreement remain in full force and effect.
The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Seventh Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits

Exhibit Number	Exhibit Description
10.1
Seventh Amendment to the Second Amended and Restated Credit Agreement by and among Desert Newco, LLC, Go Daddy Operating Company, LLC, GD Finance Co, LLC, the lending institutions from time to time party thereto, Royal Bank of Canada, effective as of May 5, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GODADDY INC.

Date:	May 5, 2023	/s/ Michele Lau
Michele Lau
Chief Legal Officer and Corporate Secretary